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


Household Consumer Loan Trust, Series 1996-2
Deposit Trust Calculations
Previous Due Period Ending                                 Aug 31, 2000
Current Due Period Ending                                  Sep 30, 2000
Prior Distribution Date                                    Sep 14, 2000
Distribution Date                                          Oct 13, 2000


Beginning Trust Principal Receivables                  3,836,588,097.46
Average Principal Receivables                          3,836,428,089.12
FC&A Collections (Includes Recoveries)                    62,563,942.68
Principal Collections                                    109,782,387.69
Additional Balances                                       45,086,252.81
Net Principal Collections                                 64,696,134.88
Defaulted Amount                                          24,564,851.61
Miscellaneous Payments                                             0.00
Principal Recoveries                                       1,153,850.68

Beginning Participation Invested Amount                  335,391,775.23
Beginning Participation Unpaid Principal Balance         335,391,775.23
Ending Participation Invested Amount                     327,588,318.47
Ending Participation Unpaid Principal Balance            327,588,318.47

Accelerated Amortization Date                              Jul 31, 2001
Is it the Accelerated Amortization Period?  0=No                      0

OC Balance as % of Ending Participation Invested                 8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC Average                 0
>or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                        335,391,775.23
Numerator for Fixed Allocation                           343,492,130.69
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)
Applicable Allocation Percentage                                8.7423%
Investor FC&A Collections                                  5,469,523.03

Series Participation Interest Default Amount
Numerator for Floating Allocation                        335,391,775.23
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)
Floating Allocation Percentage                                  8.7423%
Series Participation Interest Default Amount               2,147,531.24


Principal Allocation Components
Numerator for Floating Allocation                        335,391,775.23
Numerator for Fixed Allocation                           343,492,130.69
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate,            8.0000%
[Max(b,c)]
(b) Prime Rate minus 1.50%                                      8.0000%
(c) Rate Sufficient to Cover Interest, Yield and                7.0466%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid Principal       335,391,775.23
Balance
(e) Actual days in the Interest Period                               29
Series Participation Monthly Interest, [a*d*e]             2,161,413.66

Series Participation Interest Interest Shortfall                   0.00
Previous Series Participation Interest Interest                    0.00
Shortfall

Additional Interest                                                0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]          7,803,456.76

(a) Investor Principal Collections, [Max(b,h) or e]        5,655,925.52
(b) prior to Accelerated Amort. Date or not Early          5,655,925.52
Amort. Period, [c*d]
(c) Floating Allocation Percentage                              8.7423%
(d) Net Principal Collections                             64,696,134.88
(e) after Accelerated Amort Date or Early Amort            9,829,295.74
Period, [f*g]
(f) Fixed Allocation Percentage                                 8.9534%
(g) Collections of Principal
                                                         109,782,387.69

(h) Minimum Principal Amount, [Min(i,l)]                   3,889,520.71
(i)  Floating Allocation Percentage of Principal           9,597,497.74
Collections
(j)  1.8% of the Series Participation Interest             6,037,051.95
Invested Amount
(k) Series Participation Interest Net Default Payment      2,147,531.24
Amount
(l)  the excess of (j) over (k)                            3,889,520.71

(m) Series Participation Interest Net Default Payment      2,147,531.24
Amount

(n) Optional Repurchase Amount (principal only) at                 0.00
Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections [Sec.      5,469,523.03
4.11(a)]
Series Servicing Fee paid if HFC is not the Servicer               0.00
[Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other than HFC             0.00
Series Participation Interest Monthly Interest [Sec.       2,161,413.66
4.11(a)(ii)]
Series Participation Interest Interest Shorfall [Sec.              0.00
4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                             0.00
Series Participation Interest Default Amount [Sec.         2,147,531.24
4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-Offs               0.00
[Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                         558,986.29
Excess [Sec. 4.11(a)(vi)]                                    601,591.84

Series Participation Investor Charge Off [Sec.                     0.00
4.12(a)]

Seller's Interest
                                                       1,345,127,181.41


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Series 1996-2  Owner Trust Calculations
Due Period                                                September
                                                               2000
Payment Date                                           Oct 16, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections           7,803,456.76
(b) Series Participation Interest Charge Offs                  0.00
(c) Lesser of Excess Interest and Carryover Charge             0.00
offs

Accelerated Principal Payment                             69,873.29

Series Participation Interest Monthly Interest         2,161,413.66

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.            1,019,498.12
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.              216,234.91
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.              285,103.92
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.                214,070.48
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.            99,049.05
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance- Sec.    3,986,236.66
3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance subject 841,712.05 to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject 1,094,029.04 to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject 795,468.77 to Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to Sec.             0.00
3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance          351,155.55
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject      734,854.69
to OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment Amout
  Pay Class A-1 to Targeted Principal Balance subject          0.00
to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject          0.00
to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject          0.00
to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject            0.00
to Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)               69,873.29
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                    0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                    0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                      0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                   0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                   0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                     0.00
  Pay Certificates up to Certificate Minimum Balance           0.00
or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC >0-           0.00
Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated Certificate    257,583.89
- Sec. 3.05(a)(vii)

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Allocations of Distributions to Overcollateralization
Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt          734,854.69
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC           0.00
>0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total              69,873.29
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback          664,981.40
Amount
To HCLC any remaining amounts                                  0.00

Principal paid to the Designated Certificate               3,511.56



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


Household Consumer
Loan Trust, 1996-2
Series 1996-2  Owner
Trust Calculations
Due Period Ending        Sep 30,
                            2000
Payment Date             Oct 16,
                            2000

Calculation of
Interest Expense

Index (LIBOR)          6.621250%
Accrual end date,        Oct 16, 2000     Sep 15, 2000          31
accrual beginning
date and days in
Interest Period

                       Class A-1   Class A-2    Class A-3     Class B Certificates   Overcoll
                                                                                      Amount
Beginning Unpaid      174,332,162  36,176,698   47,021,256  34,189,167  15,092,630 28,579,862
Principal Balance
Previously unpaid           0.00        0.00         0.00        0.00        0.00
interest/yield
Spread to index            0.17%       0.32%        0.42%       0.65%       1.00%
Rate (capped at 13%,   6.791250%   6.941250%    7.041250%   7.271250%   7.621250%
15%, 15%, 15%, 16%)
Interest/Yield         1,019,498     216,235      285,104     214,070      99,049
Payable on the
Principal Balance
Interest on                    0           0            0           0           0
previously unpaid
interest/yield
Interest/Yield Due     1,019,498     216,235      285,104     214,070      99,049
Interest/Yield Paid    1,019,498     216,235      285,104     214,070      99,049

Summary

Beginning Security
Balance               174,332,162  36,176,698   47,021,256  34,189,167  15,092,630 28,579,862
Beginning Adjusted
Balance               174,332,162  36,176,698   47,021,256  34,189,167  15,092,630
Principal Paid
                       4,056,110     841,712    1,094,029     795,469     351,156    734,855
Ending Security
Balance               170,276,052  35,334,986   45,927,227  33,393,698  14,741,474 27,914,880
Ending Adjusted
Balance               170,276,052  35,334,986   45,927,227  33,393,698  14,741,474
Ending Certificate                                                        4.5000%
Balance as %
Participation
Interest Invested
Amount
Targeted Balance
                     170,345,926  35,334,986   45,927,227  33,393,698  14,741,474
Minimum Adjusted
Balance                           18,800,000   24,500,000  17,800,000   7,900,000 14,800,000
Certificate Minimum
Balance                                                                 9,927,236
Ending OC Amount as
Holdback Amount                                                                   22,818,157
Ending OC Amount as
Accelerated Prin Pmts                                                              5,096,723

Beginning Net Charge
offs                           -           -            -           -           -          -
Reversals
                               -           -            -           -           -          -
Charge offs
                               -           -            -           -           -          -
Ending Net Charge
Offs                           -           -            -           -           -          -

Interest/Yield Paid   $1.2840027  $4.1392594   $4.1988795  $4.3360438  $2.6852749
per $1000
Principal Paid per    $5.1084508 $16.1124052  $16.1123570 $16.1123915  $9.5200225
$1000

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